Exhibit 10.1

THIS NON - CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED ST ATES SECURITIES ACT OF 1 933 , AS AMENDED , OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION , AND MAY NOT BE SOLD , ASSIGNED , TRANSFERRED , PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COM PLIANCE WITH , OR PURSUANT TO AN EXEMPTION FROM , THE REQUIREMENTS OF SUC H ACT OR SUCH LAWS . CNBX PHARMACEUTICALS INC . PROMISSORY NOTE $45,000 . 00 March 1 0 , 2 026 FOR VALUE RECEIVED , CNBX Pharmaceutical s Inc . , a Nevada corporation , promises to pay to 3 i , L . P . , a Delaware limited partnership (the " Hold e r " ) , or it s registered assigns , in lawful mone y of the United States of America , the principal s um of Forty - five Thou san d Dollar s ( $ 45 , 000 . 00 ) or suc h le sser amount as shall equal the outstanding principal amount hereof , together with intere st from the date of thi s as provided in this Non - Convertible Promi ssory Note (as the same ma y be amended , re sta ted , supplemented , or otherwise modified from time to time in accordance with it s term s , the " Note " ) on the unpaid principal balance at a rate equal to 5 . 0 % simple interest per annum , computed on the basis of the actual number of day s elapsed and a year of 365 days . All unpaid principal , together wi th any then unpaid and accrued intere s t and other amounts payable hereunder , shall be due and pa ya ble on the earliest to occur of the following : (i) July 1 , 2026 (the " Maturity Dat e " ) ; (ii) the consummation of a Corporate Event (as defined below) ; or (iii) when , upon or after the occurrence of an Event of Default (as defined below) , such amount s are declared due and pa yab le by the Holder or made automatically due and payable in accordance with the term s hereof , unless this Note is earlier exchanged pursuant to Section 6 . All payments under this Note will include a 20 % premium . The following i s a statement of the rights of Holder and the conditions to wh ich this Note is s ubject , and to which Holder , by the acceptance of this Note , agrees: 1. Definitions. As used in thi s Note , the following capitalized terms ha ve the following meaning s: (a) " Company " include s the corporation initiall y executing this Note and any Person which s hall s ucceed to or assume the obligations of the Company under this No te . (b) " Corporate Event " shall be deemed to ha ve occurred (i) if the Company merges , consolidates or reorganizes with one or more entities , corporate or otherw i s e , as a result of which the holder s of the Company ' s stock entitled to vo te for the election of directors immediately prior to suc h event do not hold at least 50 % of the s tock entitled to vote for the election of directors immediately after s uch event , or ( ii) if the Company se ll s all or s ub sta ntiall y all of it s assets . (c) " Event of Default" has the meaning given in Section 3 hereof (d) " Holder " shall mean the Per so n specified in the introducto ry paragraph of this Note or any Per so n who shall at the time be the regi st ered Holder of this Note .

(e) "***Obligations***" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company to Holder of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Note, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by the Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

(f) "***Person***" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

(g) "***Securities Act***" shall mean the Securities Act of 1933, as amended.

2. ***Prepayment.*** Upon two days prior written notice, the Company may prepay this Note in whole or in part without the consent of the Holder. Any prepayments shall be made pro rata among the holders of all of the Notes based on the relative outstanding principal amounts of the Notes. All payments of interest and principal shall be in lawful money of the United States of America at 120%. All payments shall be applied first to accrued interest, and thereafter to principal.

3. ***Events of Default***. The occurrence of any of the following shall constitute an "***Event of Default***" under this Note:

(a) The Company fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any accrued interest or other amounts due under this Note on the date the same becomes due and payable; or

(b) The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

(c) An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within forty five (45) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company; or

(d) Any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its subsidiaries to perform any of their respective obligations under any of the Transaction Documents (as defined below) (collectively, a "Material Adverse Effect"); or

(e) Any provision of any other Transaction Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any governmental authority having jurisdiction over

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3 it , seeking to establish the invalidity or unenforceability thereof , or the Company shall deny in writing that it has any liability or obligation purported to be created under any Transaction ; or (f) The Company and/or any s ub sidiary , indi vidua ll y or in the aggregate , either (i) fails to pay , w hen due , or w ithin a n y applicable grace period , a n y payment w ith respect to any In debtedness in excess of $ 150 , 000 due to any third party ( other than , with respect to unsecured Indeb tedness only , payments contested by the Company a nd / or s uch subsidiary (as the case may be) in good faith by proper proceedings and with re spect to w hich adequate reserves have been se t aside for the payment thereof in accordance with GAAP) or i s otherwise in breach or v iol at ion of any ag reement for monies owed or owing in an amou nt in excess of$150 , 000 , which failure to pay, breach or violation permits the othe r party thereto to declare an event of default or otherwise accelerate amounts due thereunder , o r ( ii) suffe r to exist any other circumstance or event that wou ld , w ith or without the passage of time or the giving of notice, re sul t in an event of default under any agreement binding the Company or any subs id iary , which event of default would or i s likel y to have a Material Adverse Effect on the business , assets , operations (including results thereof) , li ab ilitie s , properties, condition (including financial condition) or prospects of the Company or any of its Subs idiarie s , individually or in the aggregate, in wh ich case ( other than with re spect to Indebtedne ss in excess of $500,000) only if such failure remains uncured for a period of at least five (5) Trading Da ys ; (g) any Event of Default (as defined in any other Notes) occurs with respect to any other Notes . 4. Notice of Events of Default . As soo n as po ssib le and in any event w ithin two (2) business days after it becomes aware that an Event of Default has occurred , the Company sha ll notify the Holder in writing of the n a ture and extent of suc h Event of Default and the action , if a n y , it has taken or proposes to take w ith respect to suc h Event of Default . 5. Rights of Holder upon Default . Upon the occurrence or existence of any Event of De fau l t described in Section 3 (a) at any time thereafter during t he continuance of s u ch Event of Default , the Holder may , by written notice to the Company , declare all outstanding Obligations payable by the Company hereunder to be immedi ate l y due and payable w ithout presentment , demand , protest or any other notice of a n y kind , all of w hich a re hereb y expressly wa i ved . Upon the occurrence or existence of any Event of Default described in Sections 3 (b) throu gh 3 (i) , immediately and withou t notice , all outstanding Obligations payable by the Company hereunder s h a ll automatically become immediat e l y due and payable , witho ut presentment , demand , protest or any other notice of any kind, all of which are hereb y expressly waived . In addition to the foregoing remedies , upon the occurrence or existence of any Event of Default , the Holder ma y exercise any other ri ght , power or remedy permitted to it by the Security Agreement or by law , either by s uit in equity or by act ion at law , or both . 6. Optional Exchange. (a) Exchange Upon an Equity Financing If , at any time whi le this Note shall be outstanding the Company concludes a future equity financin g ( each , an " Equity Financing " ) , the Holder sha ll be entitled to exchange the outstanding principal and accrued but unpaid interest on this Note into such number of shares of the equity security issued by the Company obta ined by dividing ( i ) 120 % of the principal and interest under this Note by (i i) the lowest price per share of the equity secu ri ty in the Equity Financing sold to other purchasers , rounded down to the nearest whole share . As a condition precedent (which may be waived by the Company) to the exchange of this Note as provided for in this Sect i on 6 (a), Holder hereb y agrees to execute and deliver to the Company a ll transaction documents related to the Eq uity F inancing , includin g a purchase ag reement and other anci ll ary agreements , w i th customary represent ations and warranties a nd transfer re s tri c tion s , and having s ub stantia ll y the same te rm s as those agreements entered into by the other purchasers participating in such Equity Financing. Prior to the closing of any Equity Financing, Company will notify Holder, in writing at least five (5) days prior to the initial closing of such Equity Financing, of the lowest price per share at which the equity security is being sold in such Equity Financing, the aggregate consideration (excluding the aggregate principal and accrued interest due on this Note and all other convertible notes then outstanding and issued by the Company) being paid for such equity security and such other information as may reasonably be required to permit Holder to evaluate the desirability of electing to exchange this Note pursuant to this Section 6(a). The Holder shall give at least two (2) days written notice to the Company prior to the initial closing of the Equity Financing as to whether the Holder elects that this Note convert into the equity security issued in the Equity Financing and the amount that the Holder wishes to exchange.

(b) *Termination of Rights.* Whether or not this Note has been surrendered for cancellation, all rights with respect to this Note shall terminate upon the issuance of equity securities upon conversion of this Note under Section 6.1(a). Notwithstanding the foregoing, Holder agrees to surrender this Note to the Company for cancellation as soon as is practicable following conversion of this Note.

7. ***Optional Redemptions.***

(a) *Subsequent Financing Redemption by the Holder.* If, at any time while this Note shall be outstanding, the consummation of a future debt or equity financing or any other issuance, offering, sale, grant of options or right to purchase, or otherwise dispose of any equity security or any equity-linked or related security, in one or more tranches, by the Company (each, a "***Financing***") occurs on any given date (the "***Financing Redemption Date***"), the Holder may elect, by written notice to the Company (the "***Notice of Redemption***"), to settle the payment by redemption of 120% of the outstanding balance of this Note, together with all accrued interest thereon, of up to Fifty Percent (50%) of the gross proceeds with respect to such Financing (the "***Financing Redemption Amount***"). The Notice of Redemption shall be provided to the Company within five (5) business days from the date the Company has provided the Holder with written notice that a Financing has occurred (the "**Notice of Financing**") and shall specify the determined Financing Redemption Amount and the date for such redemption (the "***Redemption Payment Date***"), which date shall be no earlier than five (5) business days after the date of the Notice of Redemption. On the Redemption Payment Date, the Financing Redemption Amount set forth in the Notice of Redemption shall be paid in cash to the Holder by the Company.

8. ***Successors and Assigns.*** Subject to the restrictions on transfer described in Sections 9 and 10 below, the rights and obligations of the Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

9. ***Waiver and Amendment***. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.

10. ***Headings***. The headings of the various Sections and subsections herein are for reference only and shall not define, modify, expand, or limit any of the terms or provisions hereof.

11. ***Transfer of this Note***. With respect to any offer, sale or other disposition of this Note, Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Holder's counsel, or other evidence if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, or other evidence, the Company, as promptly as practicable, shall notify Holder that Holder may sell or otherwise dispose of this Note, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 11 that the opinion of counsel for Holder, or other evidence, is not reasonably satisfactory to the

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Company, the Company shall so notify Holder promptly after such determination has been made. Each Note thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered Holder hereof as the owner and Holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

12. ***Assignment by the Company***. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of Holder.

13. ***No Stockholder Rights***. This Note shall not entitle the Holder to any voting rights or any other rights as a shareholder of the Company or to any other rights except the rights stated herein.

14. ***Notices***. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be delivered in accordance with the terms of the Purchase Agreement.

15. ***Waivers***. Except for the notices required by this Note, the Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this Note.

16. ***Expenses***. In the event of any Event of Default hereunder, the Company shall pay all reasonable attorneys' fees and court costs incurred by Holder in enforcing and collecting this Note.

17. ***Usury***. In the event any interest is paid on this Note that is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

18. ***Severability***. If any term or provision of this Note or the Security Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Note or the Security Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

19. ***Governing Law***. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware, or of any other state.

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Eyal Barad CEO